Exhibit 99.2 2022 INVESTOR DAY

Welcome and Opening Remarks Caitlin Howe Vice President, Investor Relations 2022 Investor Day 2

Safe Harbor/Disclosure Statement These materials contain forward-looking statements relating to, among other things, the future performance of The RealReal that are based on the company's current expectations, forecasts and assumptions and involve risks and uncertainties. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. These statements include, but are not limited to, statements about future operating and financial results, including our strategies, plans, commitments, objectives and goals, in particular in the context of the impacts of the COVID-19 pandemic, and our financial guidance, timeline to profitability, 2025 vision and long-range financial projections. Actual results could differ materially from those predicted or implied and reported results should not be considered as an indication of future performance. Other factors that could cause or contribute to such differences include, but are not limited to, the impact of the COVID-19 pandemic on our operations and our business environment, any failure to generate a supply of consigned goods, pricing pressure on the consignment market resulting from discounting in the market for new goods, failure to efficiently and effecti vely operate our merchandising and fulfillment operations, labor shortages and other reasons. More information about factors that could affect The RealReal's operating results is included under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the company's most recent Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q, copies of which may be obtained by visiting the company's Investor Relations website at https://investor.therealreal.com or the SEC's website at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in this presentation, which are based on information available to the company on the date hereof. The company assumes no obligation to update such statements . These materials and the accompanying oral presentations also contain statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available informati on. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. In addition to financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), thi s presentation includes the non-GAAP financial measures of Adjusted EBITDA, Adjusted EBITDA Margin, Total Operating Expense (excluding SBC) and Operating Income/(Loss) (excluding SBC). These non-GAAP measures are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of other GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures ar e included at the end of this presentation. We have not reconciled forward-looking Adjusted EBITDA, Adjusted EBITDA Margin, Total Operating Expense (excluding SBC) and Operating Income/(Loss) (excluding SBC) to the most directly comparable GAAP measures of Net Income (Loss), Net Income (Loss) as a percentage of Total Revenue, Total Operating Expense and Operating Income/(Loss) because we cannot predict with reasonable certainty the ultimate outcome of certain components of such reconciliations, including payroll tax expense on employee stock transactions, that are not within our control, or other comp onents that may arise, without unreasonable effort. For these reasons, we are unable to assess the probable significance of the unavailable information, which could materially impact the amount of future Net Income (Loss), Net Income (Loss) as a percentage of Total Revenue, Total Operating Expense and Operating Income/(Loss). 2 20 02 22 2 I In nv ve es sto tor r D Da ay y 3 3

Today’s Agenda Welcome and Opening Remarks 10:00 am 11:20 am 11:20 am Break 10:00 am Caitlin Howe Vice President, Investor Relations Financial Overview Company Overview & Strategy | ESG 11:35 am 10:05 am 11:35 am 10:05 am Robert Julian Julie Wainwright Chief Financial Officer Chief Executive Officer, Founder and Chairperson Sales, Marketing, Operational, 10:35 am Closing Remarks 11:55 am 10:35 am 11:55 am & Commercial Excellence Julie Wainwright Rati Sahi Levesque Chief Executive Officer, Founder and Chairperson President Q&A Session Orr Shakked 12:00 pm Julie Wainwright Chief Marketing Officer Chief Executive Officer, Founder and Chairperson Jessica Fortier Rati Sahi Levesque Senior Vice President, Operations President Rachel Vaisman Robert Julian Vice President, Merchandising Operations Chief Financial Officer Chris Brossman Vice President, Machine Learning and Data Courtney Casabat Senior Director, Merchandise Planning and Pricing

Company Overview, Vision & Strategy Julie Wainwright Chief Executive Officer, Founder and Chairperson 2022 Investor Day 5

1 The RealReal Snapshot (NASDAQ: REAL) June 2011 3,000+ 3.0M 2019 Founded Employees 2021 Orders IPO Date $754M ~$1.5B $467M 2 Market Cap 2021 GMV 2021 Revenue 84% ~$2.5B 2M+ 62 25M+ GMV from Cumulative 3 Customers NPS Score Total Members Repeat Buyers Commission Payouts (1) As of 12/31/21, unless otherwise specified. (2) As of 3/21/22. (3) 2021 Buyer Net Promoter Score compared to NPS score average of 40 for e-commerce industry. #1 Largest Online Marketplace for Authenticated, Resale Luxury Goods 2022 Investor Day 6

Key Messages | Investment Thesis



LARGE TAM

- Nearly $200B worth of luxury supply in U.S. homes*
- Total addressable market (TAM) expected to grow due to secular tailwinds, including sustainability fueling wide acceptance of resale

LEADER IN NASCENT LUXURY RESALE MARKET

- World's largest online luxury resale marketplace with potential for even greater market share
- Resale becoming more broadly accepted and embraced by consumers and companies

DEEP COMPETITIVE MOAT

- Proprietary technology and data
- Breadth of categories
- Powerful flywheel drives retention and reduces BAC
- Full-service for consignors
- Expert authentication for buyers
- 25M+ members with high engagement

(*) Bain & Company Luxury Goods Worldwide Market Study, 2021, Frost & Sullivan Total Addressable Market assessment for the Luxury Resale Market, and Company estimates.

The RealReal 2022 Investor Day 7

TAM is Large and Propelled by Strong Secular Tailwinds

~$700B
World-wide luxury goods available for resale[1]

~$196B
US luxury goods available for resale[1,2]



OFF-WHITE

5.3 years
Average time consumers keep luxury products[1]

~$37B
Annual new supply of luxury goods for resale[3]

COVETED UNIQUE OFFERINGS AND AND SUSTAINABILITY DRIVE RESALE RESALE PURCHASES[3]

Top reasons for choosing pre-owned over new-product*
% respondents naming this a top-two reason to buy pre-owned (new and pre-owned product buyers)

41%



Access to rare and exclusive products

40%



Sustainability

36%



Affordability

* Why do you occasionally buy pre-owned products instead of new products?

SHIFTS IN CONSUMER MINDSET AND BEHAVIORS[3]

"What's clear is that **luxury resale is here to stay**… these patterns have been accelerated by the pandemic, by digitization, and by the so-called 'generational headwind': younger buyers (**Generation Z and Millennials**) are significantly more willing than Generation X and older to purchase pre-owned products."

"While the trade is still largely off-line, **online platforms are growing** very much faster… with a predicted **expansion of 20-30% per annum**."

ACHIM BERG, ET. AL.,
MCKINSEY & COMPANY, RETAIL PRACTICE

(1) Frost & Sullivan Total Addressable Market assessment for the Luxury Resale Market, and Company estimates.
(2) Bain & Company Luxury Goods Worldwide Market Study, 2021.
(3) McKinsey & Company, Retail Practice Report, November 2021, and Company estimates.

TheRealReal
2022 Investor Day 8

O U R M I S S I O N Extend the Life Cycle of Luxury Expertly crafted items are designed to last a lifetime – they can change hands countless times and still retain their beauty and value. We bring expertise and enthusiasm to our mission of extending the life of luxury goods and enable more people to own and appreciate them while giving their original owners the opportunity to maximize the value of their investments. Make Well. Buy Well. Resell. O U R V I S I O N A Real Community Dedicated to a More Sustainable Future TRR is empowering our tens of millions of members to contribute to a more sustainable future and growing a vital community around the circular economy. Luxury is both our platform and our passion. We believe our work has the power to affect wider social change to move us toward a world where all consumption is conscious consumption. The Future of Fashion is Circular 2022 Investor Day 9

ESG is Ingrained in Our Culture and Strategy

Environmental
Pioneering and enabling circular economy, and extending the lifecycle of luxury products

TRR SUSTAINABILITY CALCULATOR

CARBON SAVINGS since inception
23,603 metric tons

WATER SAVINGS since inception
1.1B liters

Social
Focusing on diversity and inclusion, employee safety, human capital management and data privacy

The RealReal Foundation

Closing the Education Gap through Scholarships



The RealReal Is Carbon Neutral

Sustainable Apparel Coalition

UN Global Compact

SASB

Governance
Ensuring oversight of ESG and ethics with a diverse, majority female Board

63%

Female Board Members



The RealReal
2022 Investor Day 10

Experienced and Diversified Board of Directors

	Director	Audit	Compensation	Corp. Gov	D&I
	**Julie Wainwright** Founder, CEO, Chairperson, The RealReal	●			
	**Caretha Coleman** Principal, Coleman Consulting		●		●
	**Carol Melton** Former EVP of Global Public Policy, Time Warner Inc.			●	
	**Chip Baird III** Co-Founder, Managing Partner, GreyLion Capital LP		●	●	●

	Director	Audit	Compensation	Corp. Gov	D&I
	**James Miller** CTO, Wayfair	●			
	**Karen Katz** Former CEO, Neiman Marcus Group	●			
	**Niki Leondakis** CEO, CorePower Yoga		●	●	●
	**Rob Krolik** General Partner, CFO, Burst Capital	●			

(Committee columns: COMMITTEES)

SKILLS MATRIX

Skill	%
Public Company Executive	38%
Strategic Global Business Leader	38%
Technology / Innovation	25%
Retail Marketing / Branding	50%
Operational Excellence	75%
Finance / Risk Management	25%

BOARD ATTRIBUTES

~59 Years
Average Age

88%
Independent

Data above as of 12/31/21.

The RealReal
2022 Investor Day 11

Experienced Leadership Team Focused on Execution Rati Sahi Levesque Julie Wainwright Robert Julian CHIEF EXECUTIVE OFFICER, FOUNDER & CHAIRPERSON PRESIDENT CHIEF FINANCIAL OFFICER Orr Shakked Jessica Fortier Michael Sewell CHIEF MARKETING OFFICER SVP, OPERATIONS SVP, ENGINEERING Rachel Vaisman Samantha McCandless Christopher Brossman Courtney Casabat SVP, MERCHANDISING VP, MERCHANDISING OPERATIONS VP, MACHINE LEARNING SR. DIRECTOR, MERCH PLANNING & PRICING 2022 Investor Day 12

We Are the Leader in Our Industry PRIMARY COMPETITION* Brick & Mortar High End Auction Houses Do Nothing/Hold on to Consignment Shops (e.g., Sotheby’s/Christie’s) Luxury Goods CIRCULAR ECONOMY/ High Medium Medium N/A SUSTAINABILITY High High High N/A AOV (Average Order Value) PRODUCT BREADTH High Medium Low N/A High Low Low N/A AUDIENCE ENGAGEMENT TECHNOLOGY-DRIVEN High Low Low N/A High High High N/A SERVICE LEVEL (*) Assigned values denote how w e view our competition 2022 Investor Day 13

Powerful Flywheel: Reduces Buyer Acquisition Costs (BAC) and Drives Retention Among Buyers and Consignors 57% 14% of consignors of buyers are * * are buyers consignors LOWERS ACQUISITION COSTS DRIVES RETENTION Capturing Positive Operating Leverage from Marketing and Repeat Rate (*) In 2021 2022 Investor Day 14

Clear Strategy and Path to Profitability in 2025 Continue to Grow Top-line Target 30%+ per year (over prior year) Drive Operational Excellence and continuous improvement Control Fixed Costs remain relatively flat (~grow with inflation) 2022 Investor Day 15

Key Takeaways | Investment Thesis

LARGE TAM

- Nearly $200B worth of luxury supply in U.S. homes*
- Total addressable market (TAM) expected to grow due to secular tailwinds, including sustainability fueling wide acceptance of resale

LEADER IN NASCENT LUXURY RESALE MARKET

- World's largest online luxury resale marketplace with potential for even greater market share
- Resale is becoming more broadly accepted and embraced

DEEP COMPETITIVE MOAT

- Proprietary technology and data
- Breadth of categories
- Powerful flywheel drives retention and reduces BAC
- Full-service for consignors
- Expert authentication for buyers
- 25M+ members with high engagement



(*) Bain & Company Luxury Goods Worldwide Market Study, 2021, Frost & Sullivan Total Addressable Market assessment for the Luxury Resale Market, and Company estimates.

The RealReal 2022 Investor Day 16

Operational & Commercial Excellence Rati Sahi Levesque President

Key Messages | Operational & Commercial Excellence



WORLD-CLASS SALES TEAM
is the cornerstone of our omni-channel strategy for generating supply

PERFORMANCE MARKETING
and high retention rates drive down our buyer acquisition cost (BAC)

CONTINUOUS IMPROVEMENT IN OPERATIONS
leads to variable cost productivity, a key element to attaining profitability

PROPRIETARY DATA AND TECHNOLOGY
to power our competitive advantages across the business

The RealReal 2022 Investor Day 18

2 MAR K E T I N G S AL E S T E AM 1 1 2 How We Generate Consignor Our Omnichannel Approach to Supply Opportunities Generation 4 3 O P E R AT I O NS 4 T E C H NO LOG Y Building Trust and Delivering Excellent How We Stand Out from the Service Efficiently at Scale Competition 3 2022 Investor Day 19

In-Home Sales Team is Our Most Valuable Supply Channel



FRICTIONLESS EXPERIENCE

- In-home appointments generate majority of supply
- Convenience for consignor: meet them where they are
- Multi-modal optionality reduces friction (virtual, vans)

DYNAMIC COMMISSION GRID GRID OPTIMIZES SUPPLY

- Drives high-value supply
- Based on product sell-through and micro-trends
- Drives sales team efficiencies

SALES TEAM IS INCREASING EFFICIENCY

- Consistent annual mid-single digit efficiency gains
- On-track to grow sales team ~20-30% in FY 2022

TheRealReal
2022 Investor Day 20

Brick & Mortar Drove 30% of New Consignors* • 19 brick and mortar locations: - 16 shoppable stores 11 neighborhood 5 flagship - 3 luxury consignment offices • Neighborhood stores are highest return on invested capital* in our brick & mortar fleet • Stores provide a halo effect, driving a GMV lift Neighborhood Store of as much as +11%* in geographical area Flagship Store • Customers who shop our stores spend 30%+ more* than the average customer annually, with fewer items returned Luxury Consignment Office (*) In 2021 Stores are a Powerful Supply Generation Tool 2022 Investor Day 21

2 MAR K E T I N G S AL E S T E AM 1 1 2 How We Generate Consignor Our Omnichannel Approach to Supply Opportunities Generation 4 3 O P E R AT I O NS 4 T E C H NO LOG Y Building Trust and Delivering Excellent How We Stand Out from the Service Efficiently at Scale Competition 3 2022 Investor Day 22

Performance Marketing Orr Shakked Chief Marketing Officer

Performance Marketing, High Retention and Flywheel Effect Drive Efficiencies Buyer Acquisition Costs Continue to Decline LTV/BAC LTV Buyer Acquisition Costs Continue to Decline improving increasing $178 $178 $168 $139 $124 $114 57% $104 of consigners become buyers 2015 2016 2017 2018 2019 2020 2021 14% GMV From Repeat Customers on the Rise GMV From Repeat Customers on the Rise of buyers become consigners 83.9% 83.0% 82.6% 82.2% 80.7% 79.5% 78.0% 79% 84% of supply value comes from of GMV from 2015 2016 2017 2018 2019 2020 2021 repeat consignors repeat buyers 2022 Investor Day 24

Active Customers and Consignors Continue to Grow Active Consignors Active Customers Active Consignors by Time Active Customers by Time Between By Tim Si e nSi cen Jo cie nJoin Join and Purchase By Time Since Join 1 2 3 4 5 6 7 8 9 10 1 2 3 4 5 6 7 8 9 10 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Same Year 1st_year 2nd_year 3rd_year Same Year 1st_year 2nd_year 3rd_year 4th_year 5th_year 6th_year 7_or_more_years 4th_year 5th_year 6th_year 7_or_more_years REAL’s Marketplace Retains and Grows Customers and Consignors 2022 Investor Day 25

We Attract a Valuable, Younger, and Diverse Audience* Buyers - Age Buyers - Income Buyers - Gender 18-34 < $50k 35-44 F $50 - 100k 45-54 M $100 - 200k 55-64 Over $200k 65+ Consignors - Gender Consignors - Age Consignors - Income 18-34 < $50k 35-44 F $50 - 100k 45-54 M $100 - 200k 55-64 Over $200k 65+ (*) As of Q2 2021 2022 Investor Day 26

Our NPS is Best in Class among Peers

% Likelihood to Recommend - NPS Rating (among Ever Used that Brand)

POSHMARK	The RealReal	THREDUP
29 NPS	**62 NPS**	**35 NPS**

- **We do all the work for consignors**, leading to high satisfaction rates and high repeat business
- Our model is the **preferred model** by both customers and consignors

Q12a_1: On a scale from 0 to 10, where 0 means "not at all likely" and 10 means "extremely likely", how likely are you to recommend purchasing through each of the following stores to a friend or colleague?
Q13b_1: On a scale from 0 to 10, where 0 means "not at all likely" and 10 means "extremely likely", how likely are you to recommend selling or consigning through The RealReal to a friend or colleague?
Sample Size Aware of brand: N= 799 The RealReal, N=371 Poshmark, N=199 ThredUp
Based on 2021 Awareness Study fielded by Lisa Miller & Associates – national sample of luxury buyers + TRR shoppers

The RealReal 2022 Investor Day 27

Customers and Consignors are Highly Engaged In 2021… Customers: • Average annual visits per active customer: 127 • Average time per visit: 19 minutes • Percent of customers who “obsess” (or favorite) items: 69% • Average obsesses per customer: 11 Consignors: • Average site visits per active consignor: 214 • Average length per visit: 12 minutes 2022 Investor Day 28

2 MAR K E T I N G S AL E S T E AM 1 1 2 How We Generate Consignor Our Omnichannel Approach to Supply Opportunities Generation 4 3 O P E R AT I O NS 4 T E C H NO LOG Y Building Trust and Delivering Excellent How We Stand Out from the Service Efficiently at Scale Competition 3 2022 Investor Day 29

Operational Excellence & Continuous Improvement Jessica Fortier SVP, Operations

Our Single-SKU Inventory Model is Differentiated and Difficult to Replicate Buyers Become Consignors In-home Pickup SUPPLY SIDE DEMAND SIDE Pick, Pack & Ship Virtual Appointment Online FOUR Purchases AUTHENTICATION Pick, Pack & Ship CENTERS BOPIS In-store Drop Off In-store Purchases Direct Ship Transfer for Final Authentication In-store Drop Off or BUYERS Stores CONSIGNORS Expert Appointment At-home Van Pickup Store Merchandising In-store & Online Order Fulfillment Consignors Become Buyers In 2021, over 25,000 unique items processed per day (>2x 2019 volume) 2022 Investor Day 31 SELF-SERVICE WH I TE G LOVE

Robust Authentication Process is a Key Differentiator Authentication Gemologists Stage 1: Stage 2: Watchmakers Photography & Receiving Quality Quality Photo Editing Control Control Fashion Experts/Authenticators Item Listed for Sale Home & Art Specialists 2022 Investor Day 32

Proprietary Technology Combined with Process Improvements Drive Optimization We Know Authentic Over 100k fakes • Expertise: Large US employer of gemologists, and hundreds of other experts rejected • Accuracy: Proprietary authentication tools and databases of 10M+ items Single SKU Platform at Scale 7% warehouse • Platform: Custom platform built for unique single-SKU luxury environment unit cost savings • Automation: Proprietary technology and data science utilized across item since 2019 acceptance, photography, retouching, listing and pricing Up to 5 days of total We Make it Easy processing time/item • Platform: In-home and self-service powered by sales, retail and van network saved due to copy and • Speed: Item listing automation reducing time to sell and per unit cost retouching automation in 2021 2022 Investor Day 33

What’s Ahead Authentication Leadership at Scale • Employer of choice for experts; experts in training • Predictive risk-management and authentication automation Automation Driving World-Class Service • Specialized support for high-volume consignors • Expand self-service, including AI-powered interactions Cost Optimization Improving Unit Economics • Grow supply with reduced cost per unit • Warehouse densification and automation Unrivaled Luxury Resale Expertise and Scale 2022 Investor Day 34

2 MAR K E T I N G S AL E S T E AM 1 1 2 How We Generate Consignor Our Omnichannel Approach to Supply Opportunities Generation 4 3 O P E R AT I O NS 4 T E C H NO LOG Y Building Trust and Delivering Excellent How We Stand Out from the Service Efficiently at Scale Competition 3 2022 Investor Day 35

Proprietary Technology in Authentication Christopher Rachel Brossman Vaisman VP, Machine Learning VP, Merchandising Operations

New Authentication Technologies Applied to Handbags in 2022

Proprietary Technology Enables Authentication at Scale

OPERATIONAL EFFECTIVENESS

Route items most likely to be counterfeited to our experienced expert authenticators increasing catch rate

COST EFFICIENCY

Unlock authentication at scale using a less specialized workforce

GOAL

Increase operational efficiency and maintain authentication integrity


JACQUEMUS





TheRealReal
2022 Investor Day
37

Intelligent Authentication Routing with Proprietary SHIELD Technology


INITIAL STATE
High
Low
CONSIGNOR RISK
Low
DESIGNER/CAT RISK
High
CURRENT STATE
High
Low
CONSIGNOR RISK
Low
DESIGNER/CAT RISK
High

Risk screening based on simple heuristics, impacting authenticator scalability

Intelligent screening on 50+ attributes drives authentication accuracy at scale

Item reviewed by Authenticator

Item reviewed by Expert Authenticator

Fake item

MACHINE LEARNING MODEL: **SHIELD**

Proprietary data from 10+ years of authenticating as well as historical product databases

Utilizes historic information of the consignor, product, location data, combined with 360° view of shopping/consigning behavior

Attributes employed to predict likelihood of authenticity:

Previous Method: 2

New Machine Learning Model: 50+

The RealReal
2022 Investor Day 38

Authenticate High Value/Risk Items with Proprietary VISION Model


Fake
VISION –
CONVOLUTIONAL NEURAL NET
###
Layer 1
Layer 2
Layer 3
Layer 4
Layer 5
<<XXX>>
Layer 6 and 7
<<XX>>
Layer 8
Authentic



With images of the product, the **VISION Model** predicts **likelihood inauthenticity**

TheRealReal
2022 Investor Day 39

What’s Next SHIELD Utilize intelligent routing for more supply categories leading to further labor and process efficiencies VISION Scale new ML techniques to cover 40% of handbag supply by the end of 2022 EFFICIENCY Apply new technologies to all handbags and other categories to drive operational efficiencies Automation enables more efficient scaling of our business model 2022 Investor Day 40

Dynamic Pricing Courtney Casabat Sr. Director, Merchandise Planning and Pricing

Our Pricing Philosophy

Market price for our unique items driven by supply and demand dynamics

OUR PRICING IS DYNAMIC

Near real-time data informs pricing

WE PUT CONSIGNORS FIRST

Selling at optimal price drives repeat consignment

WE CREATE SALES VELOCITY*

60% of all items sell within 30 days

76% of all items sell within 90 days


JACQUEMUS





(*) For Full Year 2021

The RealReal

2022 Investor Day 42

Our Iterative Approach to Optimize Prices

MODEL INCORPORATES MORE DATA POINTS



Control → **Item Level Attributes** → Sold at **$160** in 3 days
Initial Price $220

Continuous Testing → **Item Level Attributes**, **Market Conditions**, **Pricing Team Input** → Sold at **$176** in 10 days
Initial Price $220

Consignor earned more and paid in similar timeframe

Refreshes constantly

MULTIPLE MARKET CONDITION VARIABLES

1. **KEEP MODEL FRESH** with market demand and historical selling data*
2. **USE ELASTICITY TESTS** to incorporate customer price sensitivity
3. **MODEL FLEXIBILITY** Ability to adjust levers based on business needs*

(*) Still under development

The RealReal 2022 Investor Day 43

Operational & Commercial Excellence Wrap-Up Rati Levesque President

Key Takeaways | Operational & Commercial Excellence

WORLD-CLASS SALES TEAM
is a cornerstone of our omni-channel strategy for generating supply

PERFORMANCE MARKETING
and high retention rates drive down our BAC

CONTINUOUS IMPROVEMENT
in operations leads to productivity gains and improved unit economics

PROPRIETARY DATA AND TECHNOLOGY
to power our competitive advantages in single-SKU capabilities, authentication, and pricing



The RealReal 2022 Investor Day 45

Our Path to Profitability Robert Julian Chief Financial Officer

Areas of Current and Continued Focus as New CFO Key Observations as New CFO • Differentiated business model with significant competitive advantages: • Full-service • Authentication • Data • Over 25 million members and growing • Powerful flywheel leading to lower BAC • Talented team at all levels of the organization • Business at an inflection point with significant opportunities to leverage fixed cost base and achieve Adj. EBITDA profitability What is Changing? • Focus on different and fewer metrics • More holistic view following flow of the P&L (i.e. more focus on Revenue, Gross Margin, and Operating Expenses as a percent of Revenue) 2 20 02 22 2 I In nv ve es sto tor r D Da ay y 47 47

Key Messages | Our Path to Profitability

Target Annual Top-line Growth of 30%+

Variable Cost Productivity

Fixed Cost Leverage

Target Full Year Adj. EBITDA Profitability in 2024

Vision 2025: GMV of $5.0B+, Revenue of $1.5B+ and Adj. EBITDA of $100M+


GUCCI

The RealReal
2022 Investor Day 48

Strong Track Record of Top-Line Growth REVENUE & GMV ($M) G R E A T E R W A L L E T S H A R E Revenue: +37% CAGR from younger generations as a result of our sustainability focus $1,482 GMV: +32% CAGR ~$700B World-wide luxury goods available S T R O N G H I S T O R I C A L 1 for resale $1,008 $987 G R O W T H GMV and Revenue expansion $711 $492 $467 $196B L A R G E T A M $316 US luxury goods available $300 1,2 for resale $214 with historical & future growth $134 opportunity 3 2017 2018 2019 2020 2021 (1) Frost & Sullivan Total Addressable Market assessment for the Luxury Resale Market and Company estimates (2) Bain & Company Luxury Goods Worldwide Market Study, 2021. (3) Denotes initial COVID-19 year 2 20 02 22 2 I In nv ve es sto tor r D Da ay y 49 49

Fixed and Variable Costs Breakdown 2 0 2 1 TO TA L O P E R AT I N G E X P E N S E : $438M Primarily Variable Primarily Fixed & Hybrid • G&A Admin, • Marketing • Sales Occupancy, • Merchandising • Stores / Luxury Consignment Offices Depreciation • Business • Customer Service • Finance Operations • Operations – Inbound, 62% 38% • Human Resources • Product Authentication, and Outbound • Legal • Technology SALES & • Facilities & Loss SUPPORT Prevention OPERATI ONS • Business Strategy & Analytics A R E A S O F F O C U S A R E A S O F F O C U S • Maintaining fixed costs at roughly • Continuous improvement and 2021 level (~grow with inflation) until operational excellence expected to profitability achieved is expected to drive improved unit economics and generate substantial operating variable cost productivity expense leverage • Assuming modest and achievable • Leverage prior investments improvement over time 2 20 02 22 2 I In nv ve es sto tor r D Da ay y 50 50

Leveraging Prior Investments Enhancements to Infrastructure/Fixed Costs: • Accelerated authentication center move from CA to AZ • Accelerated neighborhood store strategy to drive supply acquisition • Grew technology/development budget to cement and enhance data/technology advantage • Scaled support functions, including finance, HR, legal, transportation/logistics Optimizing Fixed Cost Base and Scaling for Growth 2 20 02 22 2 I In nv ve es sto tor r D Da ay y 51 51

Path to Vision 2025 FY 2022E FY 2021 FY 2025E Mid-point of Actual Vision Guidance (in millions, except percentages) Gross Merchandise Value $1,482 $2,050 $5,000+ Total Revenue $468 $650 $1,500+ Gross Profit $273 $390 $950 as % of Revenue 58.4% 60.0% 63.3% Total Operating Expense - excl. SBC $439 $505 $880 as % of Revenue 93.9% 77.7% 58.7% Operating Income/(Loss) - excl. SBC $(166) $(115) $70 as % of Revenue (35.5)% (17.7)% 4.7% Adj. EBITDA $(127) $(90) $100+ as % of Revenue (27.1)% (13.8)% 6.7% Vision 2025: $5.0B+ of GMV, $1.5B+ of Revenue, and $100M+ of Adj. EBITDA 2 20 02 22 2 I In nv ve es sto tor r D Da ay y 52 52

Target Adj. EBITDA Margin Bridge ~425 - 450 bps Gross Margin Expansion: Direct ~6.5 - 7.0% Revenue to decrease as a percent of ~(150) - (200) bps Total Revenue over time ~1450 - 1500 bps Fixed Cost Leverage: Control fixed 0% costs through leveraging prior investments and thoughtfully managing fixed cost growth Variable Cost Productivity: Utilization ~325 - 350 bps of technology, automation and AI to improve unit economics ~(13.5) - (14.0)% Projecting Significant Adj. EBITDA Margin Expansion by 2025 2 20 02 22 2 I In nv ve es sto tor r D Da ay y 53 53

Strategic Capital Deployment Focused on Growth R E I N V E S T F O R G R O W T H R E A C H S T R O N G P R O F I TA B I L I T Y F I N A N C I A L • Prioritize growth given F O U N DAT I O N significant near- and mid- term opportunities • Targeting positive Adj. EBITDA in 2024 • $418M in Cash and • Modest incremental Cash Equivalents* investment in technology • Significant Cash on hand and automation to drive • Targeting Operating operational efficiencies Cash Flow positive in • Positive Operating Cash 2025 Flow targeted for 2025 • Modest incremental investment in sales force to • Convertible notes generate supply mature in 2025 and 2028 • Strategically assess opportunities for brick-and- mortar store expansion (*) As of 12/31/21 54 2 20 02 22 2 IIn nv ve est sto or r D Da ay y 54 54 ANIK Virtual Investor Day |

Key Takeaways | Our Path to Profitability



- Target Annual Top-line Growth of 30%+
- Variable Cost Productivity
- Fixed Cost Leverage
- Adj. EBITDA Profitability in 2024
- <u>Vision 2025</u>
  GMV: $5.0B+
  Rev.: $1.5B+
  Adj. EBITDA: $100M+

TheRealReal 2022 Investor Day 55

Q&A 2 20 02 22 2 I In nv ve es sto tor r D Da ay y 56 56

Appendix 2 20 02 22 2 I In nv ve es sto tor r D Da ay y 57 57

Non-GAAP to GAAP Reconciliation Tables 2022 Investor Day 58